UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 2022

Neoleukin Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
188 East Blaine Street, Suite 450
Seattle, Washington 98102
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code (866) 245-0312

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value	NLTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition
On March 1, 2022, Neoleukin Therapeutics, Inc. (the “Company”) issued a press release announcing financial results for the year ended December 31, 2021. The full text of the press release announcing such results is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in Item 2.02 in this current report on Form 8-K and in Exhibit 99.1 attached hereto is being furnished, but shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Director Appointment

On February 25, 2022, upon the recommendation of the Nominating and Corporate Governance Committee (the “Governance Committee”) of the Board of Directors (the “Board”) of Neoleukin Therapeutics, Inc. (the “Company”), the Board appointed Rohan Palekar as a Class III director, a member of the Audit Committee of the Board (the “Audit Committee”), and a member of the Compensation Committee of the Board (the “Compensation Committee”), effective as of March 2, 2022 (the “Effective Date”).

Mr. Palekar, age 56, has served as Chief Executive Officer and director of 89Bio, Inc., a biopharmaceutical company since June 2018. From December 2015 to July 2017, Mr. Palekar served as President and Chief Executive Officer of Avanir Pharmaceuticals, Inc., a specialty pharmaceutical company, where he led the company following its acquisition by Otsuka Pharmaceutical Co., Ltd. in 2015. Mr. Palekar held several positions at Avanir from March 2012 to March 2015, Chief Operating Officer and Chief Commercial Officer. From 2008 to 2011, Mr. Palekar served as Chief Commercial Officer for Medivation, Inc., a biopharmaceutical company, where he was responsible for all commercial activities, chemistry, manufacturing and controls, medical affairs and public relations functions. Prior to Medivation, Mr. Palekar spent over 16 years at Johnson & Johnson, a diversified healthcare company, in various senior commercial and strategic management roles. Since 2018, he has served as a trustee for Aim High for High School, a non-profit educational institution, and currently serves as Chairman of the Board of Trustees. Mr. Palekar earned his M.B.A. from the Tuck School of Business at Dartmouth College, his B.Com. in Accounting from the University of Mumbai and his L.L.B. from the University of Mumbai. Mr. Palekar is also a certified Chartered Accountant and a Cost and Management Accountant.

In connection with his appointment to the Board, and in accordance with the Company’s current director compensation policy, Mr. Palekar will receive cash compensation for serving on the Board, and the Board granted Mr. Palekar non-incentive stock options (the “Options”) to purchase up to 50,000 shares of the Company’s common stock under the terms of the Company’s Amended and Restated 2014 Equity Incentive Plan, with such Options vesting annually over three years, beginning on the Effective Date, subject, however, to Mr. Palekar’s service to the Company on each vesting date.

The Company will enter into an indemnification agreement with Mr. Palekar in the form that it has entered into with its other directors and that is filed as Exhibit 10.5 to the Company’s registration statement on Form S-1 (File No. 333-193615).

Resignation and Appointment of Members of Committees of the Board

On February 25, 2022, in connection with Mr. Palekar’s appointment, the Board accepted the resignation of Lewis T. “Rusty” Williams as a member of the Board and its committees, effective as of the Effective Date.

Also on February 25, 2022, the Board appointed Martin Babler, a member of the Board, to serve as Chairperson of the Compensation Committee, effective as of the Effective Date.

Following the Effective Date, the committees of the Board will be comprised as follows:

Audit Committee……………………………………….	Todd Simpson (Chairperson) Erin Lavelle Rohan Palekar
Compensation Committee……………………………..	Martin Babler (Chairperson) M. Cantey Boyd Rohan Palekar
Governance Committee…………………………….....	Sarah B. Noonberg (Chairperson) M. Cantey Boyd Erin Lavelle

Appointment of Officers

On February 25, 2022, the Board appointed Jonathan Drachman, the Company’s Chief Executive Officer, as the Company’s Principal Financial Officer, effective on March 2, 2022 (the “Appointment Date”). Also on February 25, 2022, the Board appointed Sean Smith, the Company’s VP, Finance and Controller, as the Company’s Principal Accounting Officer, effective on the Appointment Date.

Additional information required by Items 401(b), (d), and (e) and Item 404(a) of Regulation S-K regarding Dr. Drachman is previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on March 1, 2022, and the Company’s Definitive Proxy Statement for its 2021 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on March 31, 2021, which information is incorporated by reference in this Form 8-K.

Mr. Smith, age 36, has served as the Company's VP, Finance and Controller since February 2022, and previously served as its Controller from October 2019 to February 2022. From April 2017 to August 2019, Mr. Smith was at Aptevo Therapeutics Inc., a biotechnology company, where he served as Senior Manager, Accounting, and most recently as the Director of Accounting. Prior to that, Mr. Smith held various accounting, auditing, and financial reporting leadership roles at a public company within the telecommunications industry and at KPMG. Mr. Smith holds a Bachelor of Science in Accounting and a Master of Science in Accounting, both from the University of North Texas, and a Master of Business Administration from the University of Washington. Mr. Smith is also a Certified Public Accountant.

In connection with Mr. Smith’s appointment as Principal Accounting Officer and VP, Finance and Controller, the Board approved (i) an increase of his annual base salary to $315,000, (ii) an increase of his target bonus to 30%, and (iii) an option grant to purchase up to 80,000 shares of the Company’s common stock (the “Option Award”) with 1/4th of the shares underlying the Option Award vesting and becoming exercisable on the one-year anniversary of the Appointment Date, and 1/48th of the shares underlying the Option Award vesting and becoming exercisable on a monthly basis thereafter.

The foregoing summary of the material terms of the employment agreement with Mr. Smith described above does not purport to be complete and is qualified in its entirety by reference to the full text of his employment agreement, which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2022.

The Company will enter into an indemnification agreement with Mr. Smith in the form that it has entered into with its other directors and that is filed as Exhibit 10.5 to the Company’s registration statement on Form S-1 (File No. 333-193615).
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Number	Description
99.1	Press Release of Neoleukin Therapeutics, Inc. dated March 1, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 1, 2022
Neoleukin Therapeutics, Inc.
By: /s/ Jonathan Drachman
Name: Jonathan Drachman
Title: President and Chief Executive Officer